UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2026

Tiptree Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-33549	38-3754322
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

660 Steamboat Road 2nd Floor
Greenwich, Connecticut		06830
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 446-1400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	TIPT	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Tiptree Inc., (the “Company”) held its 2026 Annual Meeting of Stockholders on April 28, 2026 (the “2026 Annual Meeting”). The matters voted upon at the 2026 Annual Meeting and the results of such voting are set forth below:

Proposal 1: Election of Board of Directors:

Name of Director	For	Withheld	Broker Non-Vote
Paul M. Friedman	24,141,270	5,929,346	3,718,185
Randy Maultsby	27,466,398	2,604,218	3,718,185
Bradley E. Smith	23,168,809	6,901,807	3,718,185

All director nominees were duly elected.

Proposal 2: To approve an Amendment No. 2 to the 2017 Omnibus Incentive Plan (the “2017 Plan”) to (a) extend the term of the 2017 Plan to June 6, 2037, subject to earlier termination by the Company’s Board of Directors (the “Board”), and (b) increase the number of shares of the Company’s common stock available for awards thereunder by an additional 4,000,000 shares.

For	Against	Abstain	Broker Non-Vote
21,890,598	8,163,379	16,639	3,718,185

Proposal 2 was approved.

Proposal 3: Ratification of selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026:

For	Against	Abstain
33,701,474	76,345	10,982

Proposal 3 was approved.

Proposal 4: To approve, in an advisory (non-binding) vote, the compensation of our named executive officers.

For	Against	Abstain	Broker Non-Vote
24,158,942	5,902,699	8,975	3,718,185

Proposal 4 was approved.

Proposal 5: To determine, in an advisory (non-binding) vote, whether a stockholder vote to approve the compensation of our named executive officers should occur every one (1), two (2) or three (3) years.

One Year	Two Years	Three Years	Abstain
11,455,925	692	18,442,287	171,712

The Company held its 2026 Annual Meeting of Stockholders on April 28, 2026 and with respect to Proposal 5, say-on-pay frequency vote, the option of “Three Years” received the highest vote from our shareholders. Based on these results, and consistent with the recommendation of the Board, the Board has determined that the Company will hold an advisory vote on executive compensation every three years.

Item 9.01 Financial Statements and Exhibits.

(d) List of Exhibits:

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIPTREE INC.

Date:	April 29, 2026	By:	/s/ Michael G. Barnes
Michael G. Barnes, Chairman & Chief Executive Officer